Exhibit 24

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any registration statement on Form S-3 (including any amendments thereto, including post-effective amendments, and any registration statement filed pursuant to Rule 462(b) or other applicable provisions), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith, including any and all documents that may be incorporated by reference therein;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

with the understanding that the Attorney-in-Fact is authorized to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to sign any registration statement under the Securities Act on behalf of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company.

The undersigned has hereunto set the undersigned’s hand as of this 4th day of August, 2026.

/s/ M. S. Burke
M. S. Burke

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any registration statement on Form S-3 (including any amendments thereto, including post-effective amendments, and any registration statement filed pursuant to Rule 462(b) or other applicable provisions), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith, including any and all documents that may be incorporated by reference therein;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

with the understanding that the Attorney-in-Fact is authorized to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to sign any registration statement under the Securities Act on behalf of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company.

The undersigned has hereunto set the undersigned’s hand as of this 4th day of August, 2026.

/s/ T. Colbert
T. Colbert

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any registration statement on Form S-3 (including any amendments thereto, including post-effective amendments, and any registration statement filed pursuant to Rule 462(b) or other applicable provisions), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith, including any and all documents that may be incorporated by reference therein;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

with the understanding that the Attorney-in-Fact is authorized to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to sign any registration statement under the Securities Act on behalf of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company.

The undersigned has hereunto set the undersigned’s hand as of this 4th day of August, 2026.

/s/ J. C. Collins, Jr.
J. C. Collins, Jr.

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any registration statement on Form S-3 (including any amendments thereto, including post-effective amendments, and any registration statement filed pursuant to Rule 462(b) or other applicable provisions), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith, including any and all documents that may be incorporated by reference therein;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

with the understanding that the Attorney-in-Fact is authorized to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to sign any registration statement under the Securities Act on behalf of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company.

The undersigned has hereunto set the undersigned’s hand as of this 4th day of August, 2026.

/s/ T. K. Crews
T. K. Crews

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any registration statement on Form S-3 (including any amendments thereto, including post-effective amendments, and any registration statement filed pursuant to Rule 462(b) or other applicable provisions), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith, including any and all documents that may be incorporated by reference therein;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

with the understanding that the Attorney-in-Fact is authorized to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to sign any registration statement under the Securities Act on behalf of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company.

The undersigned has hereunto set the undersigned’s hand as of this 4th day of August, 2026.

/s/ E. de Brabander
E. de Brabander

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any registration statement on Form S-3 (including any amendments thereto, including post-effective amendments, and any registration statement filed pursuant to Rule 462(b) or other applicable provisions), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith, including any and all documents that may be incorporated by reference therein;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

with the understanding that the Attorney-in-Fact is authorized to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to sign any registration statement under the Securities Act on behalf of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company.

The undersigned has hereunto set the undersigned’s hand as of this 4th day of August, 2026.

/s/ S. F. Harrison
S. F. Harrison

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any registration statement on Form S-3 (including any amendments thereto, including post-effective amendments, and any registration statement filed pursuant to Rule 462(b) or other applicable provisions), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith, including any and all documents that may be incorporated by reference therein;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

with the understanding that the Attorney-in-Fact is authorized to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to sign any registration statement under the Securities Act on behalf of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company.

The undersigned has hereunto set the undersigned’s hand as of this 4th day of August, 2026.

/s/ D. R. McAtee II
D. R. McAtee II

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any registration statement on Form S-3 (including any amendments thereto, including post-effective amendments, and any registration statement filed pursuant to Rule 462(b) or other applicable provisions), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith, including any and all documents that may be incorporated by reference therein;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

with the understanding that the Attorney-in-Fact is authorized to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to sign any registration statement under the Securities Act on behalf of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company.

The undersigned has hereunto set the undersigned’s hand as of this 4th day of August, 2026.

/s/ M. C. McMurray
M. C. McMurray

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any registration statement on Form S-3 (including any amendments thereto, including post-effective amendments, and any registration statement filed pursuant to Rule 462(b) or other applicable provisions), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith, including any and all documents that may be incorporated by reference therein;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

with the understanding that the Attorney-in-Fact is authorized to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to sign any registration statement under the Securities Act on behalf of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company.

The undersigned has hereunto set the undersigned’s hand as of this 4th day of August, 2026.

/s/ P. J. Moore
P. J. Moore

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any registration statement on Form S-3 (including any amendments thereto, including post-effective amendments, and any registration statement filed pursuant to Rule 462(b) or other applicable provisions), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith, including any and all documents that may be incorporated by reference therein;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

with the understanding that the Attorney-in-Fact is authorized to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to sign any registration statement under the Securities Act on behalf of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company.

The undersigned has hereunto set the undersigned’s hand as of this 4th day of August, 2026.

/s/ D. A. Sandler
D. A. Sandler

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any registration statement on Form S-3 (including any amendments thereto, including post-effective amendments, and any registration statement filed pursuant to Rule 462(b) or other applicable provisions), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith, including any and all documents that may be incorporated by reference therein;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

with the understanding that the Attorney-in-Fact is authorized to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to sign any registration statement under the Securities Act on behalf of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company.

The undersigned has hereunto set the undersigned’s hand as of this 4th day of August, 2026.

/s/ L. Z. Schlitz
L. Z. Schlitz

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any registration statement on Form S-3 (including any amendments thereto, including post-effective amendments, and any registration statement filed pursuant to Rule 462(b) or other applicable provisions), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith, including any and all documents that may be incorporated by reference therein;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

with the understanding that the Attorney-in-Fact is authorized to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to sign any registration statement under the Securities Act on behalf of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company.

The undersigned has hereunto set the undersigned’s hand as of this 4th day of August, 2026.

/s/ K. R. Westbrook
K. R. Westbrook